Exhibit 99.2

GRAFTECH INTERNATIONAL LTD. AND SUBSIDIARIESUNAUDITED
PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

GrafTech International Ltd., together with its subsidiaries UCAR SNC and UCAR Holdings (collectively “GrafTech”) and Alcan France (formerly, Pechiney), a wholly-owned subsidiary of Alcan Inc. (“Alcan”), were parties to a joint venture in the cathode business, Carbone Savoie. On December 5, 2006, GrafTech sold its 70% equity interest in Carbone Savoie and other assets used in and liabilities related to its cathodes business to Alcan France.

The unaudited pro forma condensed consolidated balance sheet gives effect to the closing of the transaction as if the sale had been consummated on September 30, 2006. The unaudited pro forma condensed consolidated statements of operations give effect to the closing of the transaction as if the sale had been consummated at the beginning of the nine month period ended September 30, 2006 and the 12 month period ended December 31, 2005, respectively. The unaudited pro forma condensed consolidated financial information may be subject to further adjustments. The following unaudited pro forma financial information is based upon and should be read in conjunction with the historical consolidated financial statements and related notes thereto of Graftech International Ltd. And Subsidiaries (the “Company”).

GRAFTECH INTERNATIONAL LTD. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

(Dollars in thousands)

ASSETS	At September 30, 2006
	As Reported	Pro Forma Adjustments		Pro Forma
Current assets:
Cash and cash equivalents	$18,710	$120,000	(A)	$18,710
		(120,000)	(D)
Accounts and notes receivable	144,357	(16,892)	(B)	127,465
Inventories	275,664	(31,958)	(B)	243,706
Prepaid expenses and other current assets	16,065	(533)	(B)	15,532

Total current assets	454,796	(49,383)		405,413
Property, plant and equipment	1,039,181	(126,499)	(B)	912,682
Less: accumulated depreciation	685,608	(47,894)	(B)	637,714

Net property, plant and equipment	353,573	(78,605)		274,968
Deferred income taxes	14,603	-		14,603
Goodwill	19,287	(10,386)	(C)	8,901
Other assets	31,451	(628)	(B)	30,823
Assets held for sale	1,807	-		1,807

Total assets	$875,517	$(139,002)		$736,515

LIABILITIES AND STOCKHOLDERS' DEFICIT
Current liabilities:
Accounts payable	64,219	(8,535)	(B)	55,684
Interest payable	6,926	-		6,926
Short-term debt	603	-		603
Accrued income and other taxes	33,437	(2,796)	(B)	30,641
Other accrued liabilities	96,660	(5,705)	(B)	90,955

Total current liabilities	201,845	(17,036)		184,809
Long-term debt:
Principal value	687,537	(120,000)	(D)	567,537
Fair value adjustments for hedge instruments	6,674	-		6,674
Unamortized bond premium	1,312	-		1,312

Total long-term debt	695,523	(120,000)		575,523
Other long-term obligations	89,259	(5,938)	(B)	83,321
Deferred income taxes	46,289	(15,124)	(B)	31,165
Minority stockholders' equity in consolidated entities	28,271	(24,283)	(B)	3,988
Total stockholders' deficit	(185,670)	43,379	(E)	(142,291)
Total liabilities and stockholders' deficit	$875,517	$(139,002)		$736,515

(A)	To reflect initial net cash proceeds from the sale.

(B)	To reflect the elimination of the assets sold and liabilities assumed by the buyer in connection with the sale.

(C)	To reflect the elimination of goodwill associated with the cathode business.

(D)	To reflect the projected reduction of long-term debt from the use of cash proceeds of the sale.

(E)	To reflect the estimated pro forma gain on the sale. The actual gain on the sale will be different than the pro forma gain due to changes in the balance sheet between September 30, 2006 and December 5, 2006. The estimated pro forma gain is based on management’s best estimate and is subject to change upon further analysis of the agreement.

GRAFTECH INTERNATIONAL LTD. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollars in thousands, except per share data)

	For the nine months ended September 30, 2006
	As Reported	Pro Forma Adjustments		Pro Forma

Net sales	$709,945	$(89,994)	(A)	$619,951
Cost of sales	516,936	(75,321)	(A)	441,615

Gross profit	193,009	(14,673)		178,336
Research and development	9,749	(1,583)	(A)	8,166
Selling and administrative	84,064	(7,351)	(A)	76,713
Restructuring charges	7,694	--		7,694
Impairment loss on long-lived assets	8,788	--		8,788
Antitrust investigations and related lawsuits and claims	2,513	--		2,513
Other expense, net	4,458	(1,192)	(A)	3,266
Interest expense	43,045	(7,292)	(B)	35,753
Interest income	(409)	$(37)	(A)	$(446)

	$159,902	(17,455)		142,447
Income (loss) from continuing operations before provision for income taxes and minority stockholders’ share of subsidiaries’ income (loss)	$33,107	(2,782)		35,889
Provision for income taxes	19,290	(722)	(A)	20,012
Minority stockholder’s share of income (loss)	(237)	(253)	(A)	16

Income (loss) - continuing operations	$14,054	$(1,807)		$15,861

Basic income (loss) per common share:
Net income (loss) per share	$0.14	$(0.02)		$0.16

Weighted average common shares outstanding (in thousands)	97,953	97,953		97,953

Diluted income (loss) per common share:
Income (loss) per share - continuing operations	$0.14	$(0.02)		$0.16

Weighted average common shares outstanding (in thousands)	98,423	98,423		98,423

(A)	To reflect the elimination of the operations of the Company’s cathodes business, including the costs and related benefits of 466 employees which were assumed by the Buyer with the sale..

(B)	To reflect the estimated reduction of interest expense associated with our projected return of long-term debt.

GRAFTECH INTERNATIONAL LTD. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollars in thousands, except per share data)

	At December 31, 2005
	As Reported	Pro Forma Adjustments		Pro Forma

Net sales	$886,699	$(113,671)	(A)	$773,028
Cost of sales	654,342	(100,527)	(A)	553,815

Gross profit	232,357	(13,144)		219,213
Research and development	9,437	(2,032)	(A)	7,405
Selling and administrative	100,439	(11,051)	(A)	89,388
Restructuring charges	9,729	(185)	(A)	9,544
Impairment loss on long-lived assets	2,904	--		2,904
Antitrust investigations and related lawsuits and claims	--	--		--
Other expense, net	18,020	1,918	(A)	19,938
Interest expense	52,716	(9,034)	(B)	43,682
Interest income	(1,200)	$(106)	(A)	$(1,306)

	$192,045	(20,490)		171,555
Income (loss) from continuing operations before provision for income taxes and minority stockholders’ share of subsidiaries’ income (loss)	$40,312	(7,346)		47,658
Provision for income taxes	165,813	(2,242)	(A)	168,055
Minority stockholder’s share of income (loss)	(321)	(358)	(A)	37

Income (loss) - continuing operations	$(125,180)	$(4,746)		$(120,434)

Basic income (loss) per common share:
Income (loss) per share - continuing operations	$(1.28)	$(0.05)		$(1.23)

Weighted average common shares outstanding (in thousands)	97,689	97,689		97,689

Diluted income (loss) per common share:
Income (loss) per share - continuing operations	$(1.28)	$(0.05)		$(1.23)

Weighted average common shares outstanding (in thousands)	97,689	97,689		97,689

(A)	To reflect the elimination of the operations of the Company’s cathodes business, including the costs and related benefits of 466 employees, which were assumed by the Buyer with the sale.

(B)	To reflect the estimated reduction of interest expense associated with projected reduction of long-term debt.

GRAFTECH INTERNATIONAL LTD. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollars in thousands, except per share data)

	At December 31, 2004
	As Reported	Pro Forma Adjustments		Pro Forma

Net sales	$847,701	$(105,446)	(A)	$742,255
Cost of sales	638,186	(85,239)	(A)	552,947

Gross profit	209,515	(20,207)		189,308
Research and development	8,040	(2,096)	(A)	5,944
Selling and administrative	89,369	(8,074)	(A)	81,295
Restructuring charges	(548)	--		(548)
Impairment loss on long-lived assets	--	--		--
Antitrust investigations and related lawsuits and claims	(10,901)	--		(10,901)
Other expense, net	21,189	240	(A)	21,429
Interest expense	39,178	(7,446)	(B)	31,732
Interest income	(1,161)	$(44)	(A)	$(1,205)

	$145,166	(17,420)		127,746
Income (loss) from continuing operations before provision for income taxes and minority stockholders' share of subsidiaries' income (loss)	$64,349	2,787		61,562
Provision for income taxes	46,310	1,422	(A)	44,888
Minority stockholder's share of income (loss)	998	993	(A)	5

Income (loss) - continuing operations	$17,041	$(372)		$16,669

Basic income (loss) per common share:
Income (loss) per share - continuing operations	$0.18	$--		$0.18

Weighted average common shares outstanding (in thousands)	96,548	96,548		96,548

Diluted income (loss) per common share:
Income (loss) per share - continuing operations	$0.17	$--		$0.17

Weighted average common shares outstanding (in thousands)	98,150	98,150		98,150

(A)	To reflect the elimination of the operations of the Company’s cathodes business, including the costs and related benefits of 466 employees, which were assumed by the Buyer with the sale.

(B)	To reflect the estimated reduction of interest expense associated with our strategy to reduce long-term debt.

GRAFTECH INTERNATIONAL LTD. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollars in thousands, except per share data)

	At December 31, 2003
	As Reported	Pro Forma Adjustment			Pro Forma

Net sales	$712,337	$(93,465)		(A)	$618,872
Cost of sales	544,196	(71,404)	(A)		472,792

Gross profit	168,141	(22,061)			146,080
Research and development	10,410	(1,803)		(A)	8,607
Selling and administrative	85,546	(7,570)		(A)	77,976
Restructuring charges	19,765	--			19,765
Impairment loss on long-lived assets	6,991	--			6,991
Antitrust investigations and related lawsuits and claims	32,073	--			32,073
Other expense, net	(12,060)	(1,781)		(A)	(13,841)
Interest expense	45,141	(9,025)		(B)	36,116
Interest income	(351)	$(40)		(A)	$(391)

	$187,515	(20,219)			167,296
Income (loss) from continuing operations before provision for income taxes and minority stockholders' share of
subsidiaries' income (loss)	$(19,374)	1,842			(21,216)
Provision for income taxes	4,695	1,265		(A)	3,430

Income (loss) from continuing operations	(24,069)	577			(24,646)
Less minority stockholder's share of income (loss)	1,245	(1,362)		(A)	(117)

Income (loss) from continuing operations	(25,314)	(785)			(24,529)
Income from discontinued operations, net of tax	1,037	--			1,037
Income (loss) - continuing operations	$(24,277)	$(785)			$(23,492)

Basic income (loss) per common share:
Income (loss) per share - continuing operations	$(0.36)	$(0.01)			$(0.35)

Weighted average common shares outstanding (in thousands)	67,981	67,981			67,981

Diluted income (loss) per common share:
Income (loss) per share - continuing operations	$0.36	$(0.01)			$(0.35)

Weighted average common shares outstanding (in thousands)	67,981	67,981			67,981

(A)	To reflect the elimination of the operations of the Company’s cathodes business, including the costs and related benefits of 466 employees, which were assumed by the Buyer with the sale.

(B)	To reflect the estimated reduction of interest expense associated with our strategy to reduce long-term debt.